1 August 5, 2014 August 5, 2014 Rocket Fuel to Acquire [x+1]

2 August 5, 2014 Important Information About Forward-Looking Statements This presentation contains “forward-looking” statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the anticipated closing of our acquisition of [x+1], the projected strategic and financial benefits of the proposed acquisition to us; the expected revenue contribution from [x+1] in 2014; the expected impact of the proposed acquisition on our position in the digital marketing enterprise SaaS market; whether the combined entities can offer comprehensive solutions to potential customers; whether they can enhance competitiveness and time to market; and whether they can increase revenue and margin opportunities. These statements are based on estimates and information available to us at the date of this presentation and are not guarantees of future performance. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our fiscal year 2013 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2014 and in our subsequent SEC filings. Moreover, we operate in a very competitive and rapidly changing environment, and new risks emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward- looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward-looking statements. You should not rely upon forward- looking statements as predictions of future events. Although we believe that the expectations reflected in our forward- looking statements are reasonable, we cannot guarantee that the future results and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Rocket Fuel is a registered trademark of Rocket Fuel Inc. This presentation also contains additional trademarks and service marks of ours and of other companies. We do not intend our use or display of other companies’ trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, these other companies.

3 August 5, 2014 Significant Strategic and Financial Benefits  Combines Rocket Fuel’s leading artificial intelligence platform with [x+1]’s marketing and data management platform  Accelerates Rocket Fuel’s expansion into the digital marketing enterprise SaaS market, through the addition of [x+1]’s best-of-breed DMP and DSP solutions  Grows Rocket Fuel’s addressable market opportunity by expanding its solution suite to address the $20.4Bln global Marketing Automation & Intelligence market*  Provides Rocket Fuel with an established enterprise sales channel  Extends Rocket Fuel’s offerings within new channels and adds flexibility for clients to leverage their first party data, thereby creating longer term strategic relationships Combination creates new opportunities for marketers to generate high ROI for Big Data assets *source: Digital Marketing Hub 3.0, BMO

4 August 5, 2014 Transaction Summary Transaction Value $230 million in the aggregate Consideration $100 million in cash; ~5.4 million in shares of Rocket Fuel Inc. common stock Financing Existing cash Expected closing By early Q4 2014 Key conditions to closing Customary closing conditions and regulatory approval; Rocket Fuel stockholder vote not required Management Retaining key members of the [x+1] team, including CEO John Nardone as Executive Vice President and General Manager Revenue Contribution [x+1] expected to contribute revenue in the range of $18 million to $22 million in the fourth quarter of 2014

5 August 5, 2014 [x+1] 2013 Historical Financial Results 2013 Revenue ~$72M Y-o-Y Growth Rate ~35% Gross Margin ~25%

6 Rocket Fuel + [x+1]: Highly Complementary • Leading AI • Large agency footprint • Meaningful international & domestic sales force/ presence • Leading DMP • Strong enterprise footprint • U.S. focused Comprehensive Solution – Technology, Products, Go-To Market and Media August 5, 2014

7 Accelerates Rocket Fuel’s Expansion into Digital Marketing Enterprise SaaS Market  Significant opportunity for value creation and certainty of close What is a DMP?  Organizes and centralizes customer and audience data  Aggregates in-depth first-party and third-party audience data  Collects data across channels including online display, mobile web, apps and email What are the Benefits for Marketers?  Richer user data through integration across properties  Better ROI for marketing campaigns – across multiple channels  A single repository that can be used across multiple vendors / campaigns  Faster access to actionable insights that drive marketing August 5, 2014

8 August 5, 2014 Who is [x+1] ? A PROGRAMMATIC MARKETING HUB WITH DEEP ROOTS IN ENTERPRISE ✧ Real-Time Site Personalization 2008 2009 2010 2013 2014 o 6 of Top 10 financial services companies o Heavy focus on Enterprise solutions 2011 2012 ✧ ++ DMP, DSP, Tag Management, Attribution ✧ accolades accolades

[x+1] is a Recognized DMP Market Leader



Risky Bets
Contenders
Strong Performers
Leaders
Strong
Current Offering
Weak
[x+1]
Blue Kai
Adobe
CoreAudience
nPario
Aggregate Knowledge
Knotice
Market Presence
FORRESTER
Weak
Strategy
Strong

Highest score for:

- Data Collection and Normalization
- Third-party Data Integration
- Segmentation and User Profiles
- Scoring and Modeling
- Channel Decisioning
- User Interface
- Client Services

Source: The Forrester Wave™: Data Management Platforms, Q3 2013.

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rocketfuel

10 August 5, 2014 [x+1] Customer Snapshot Financial Auto Services Consumer & B2B Gaming & Tech

11 Social Display Mobile Video Managed Self Serve Direct Response Advertising Brand Advertising 3rd Party Data 1st Party Data A Comprehensive Platform Driven by AI & Big Data Executing on Our Vision August 5, 2014 Marketing Personalization

12 Rocket Fuel + [x+1]: Disruptive Combination Marketing Transformation: Drivers • Big Data • Automation / SaaS • The eternal quest for higher ROI • Media complexity Marketing Transformation: Needs • Big data management tools • Optimal business results from marketing investments • Cost savings – heightened focus on software • Reduce media transaction complexity Rocket Fuel & [x+1]: The Best Solution for Marketers Best Data Management and Best Automated Execution Together • Deep agency and direct customer expertise & businesses • Enhances competitive advantage and time to market • Ability to offer both Media and Licensing Models, increasing revenue and margin opportunity August 5, 2014

13 A Compelling Combination Technology and Product Customers Financial • Combines Rocket Fuel’s leading artificial intelligence platform with [x+1]’s marketing and data management platform • Accelerates expansion into the digital marketing enterprise SaaS market • Expands addressable market opportunity to needs of both enterprise marketers and agencies • Combined portfolio offers an array of SaaS-based marketing, advertising and data management solutions across paid and owned media • Extends offerings to new channels, including self-service and managed service buying methods • Leverages Rocket Fuel’s global sales and marketing infrastructure to drive growth • Creates foundation for growth while enhancing opportunities to expand both gross and Adjusted EBITDA margins • Expands TAM to include $20.4Bln Marketing Automation & Intelligence August 5, 2014